CONTINGENT ASSETS AND LIABILITIES	9 Months Ended
Mar. 31, 2020
CONTINGENT ASSETS AND LIABILITIES [Abstract]
CONTINGENT ASSETS AND LIABILITIES
10.	CONTINGENT ASSETS AND LIABILITIES

At March 31, 2020, the Group had entered into exclusive option agreements with local landowners in North Carolina, United States, in relation to its Piedmont Lithium Project, which upon exercise, allows the Group to purchase approximately 1,551 acres and long-term lease approximately 138 acres of surface property and the associated mineral rights from the local landowners.

If the Group chooses to exercise a land purchase option, then the Group will pay cash consideration approximating the fair market value of the surface property (excluding the value of any minerals) plus a premium. At March 31, 2020, if the Group chose to exercise all of its land purchase options over its core properties, including those which contain the Group’s Mineral Resources, the estimated total amount payable would be approximately US$9.7 million. Of this, approximately US$3.7 million relates to options that are due to expire within 12 months after March 31, 2020. However, the Group plans to negotiate extensions to the expiry dates for a number of these options.

If the Group chooses to exercise a long-term lease option, then the Group will pay annual advanced royalty payments per acre. The landowners will also retain a production royalty payable on production of ore from the property, generally between US$0.50 to US$2.00 per tonne of ore produced.